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                                                                    EXHIBIT 23.2

                         [Arthur Andersen Letterhead]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our McLeodUSA Incorporated reports dated January 29, 2001 and to all references to our Firm included in or made a part of this Registration Statement.

Chicago, Illinois
April 17, 2001

                                                /s/ Arthur Andersen LLP